                                 EXHIBIT 10.1

----------------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                 STATEMENT TO NOTEHOLDERS
============================================================================================================================
REVOLVING HOME EQUITY LOAN     LIBOR:                          4.93563%   Current Collection Period:   2-1-99 thru 2-28-99
ASSET-BACKED NOTES             Margin:                         0.65000%   P&S Agreement Date:                12/01/98
SERIES 1998-2                  Class A-1  Note Rate:           5.58563%   Original Closing Date:             12/29/98
                               Class A-2  Note Rate:           6.51000%   Distribution Date:                 03/15/99
                               Class A-3  Note Rate:           6.67000%   Record Date:                       03/14/99
                               Interest Period 1/15/99 thru       27      POOL FACTOR:                    95.2832197%
                               2/15/99:
============================================================================================================================
BALANCES
    Beginning HELOC Pool Balance                                                                       132,307,208.99
    Beginning Second Lien Pool Balance                                                                  79,454,149.31
    Beginning HLTV Pool Balance                                                                         46,819,061.37

    Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                                129,956,331.81
    Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                                 76,883,519.67
    Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                                 43,240,326.15

    Ending HELOC Pool Balance                                                                          129,679,797.40
    Ending Second Lien Pool Balance                                                                     77,717,860.35
    Ending HLTV Pool Balance                                                                            46,545,307.53

    Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                   126,955,982.11
    Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                    74,873,338.53
    Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                                    42,727,807.84

    Additional Balances Class A-1                                                                        2,599,448.49

    Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                            0
    Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                         0.00
    Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                             0
    Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                          0.00
    Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                    0
    Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                  0.00
    Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                               0
    Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                            0.00
    Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                     0
    Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                   0.00
    Cumulative Number of ALL Subsequent Mortgage Loans                                                           1830
    Cumulative Subsequent Mortgage Loan Asset Balance                                                   64,876,717.43

    Beginning Loan Count                                                                                        7,024
    Ending Loan Count                                                                                           6,930

COLLECTION AMOUNTS CLASS A-1
    Aggregate of All Mortgage Collections                                                                 6,166,125.15
    Total Mortgage Interest Collections                                                                     994,393.07
    Servicing Fees (current collection period)                                                              (55,128.00)
       Mortgage Principal Collections                                                                     5,226,860.08
       Pre-Funded Balance                                                                                         0.00
                                                                                                                  0.00
    Total Mortgage Principal Collections                                                                  5,226,860.08

COLLECTION AMOUNTS CLASS A-2
    Aggregate of All Mortgage Collections                                                                 2,442,156.29
    Total Mortgage Interest Collections                                                                     738,973.23
    Servicing Fees (current collection period)                                                              (33,105.90)
       Mortgage Principal Collections                                                                     1,736,288.96
       Pre-Funded Balance                                                                                         0.00
                                                                                                                  0.00
    Total Mortgage                                                                                        1,736,288.96
    Principal Collections

COLLECTION AMOUNTS CLASS A-3
    Aggregate of All Mortgage Collections                                                                   767,717.61
    Total Mortgage Interest Collections                                                                     513,471.71
    Servicing Fees (current collection period)                                                              (19,507.94)
       Mortgage Principal Collections                                                                       273,753.84
       Pre-Funded Balance                                                                                         0.00

    Total Mortgage Principal Collections                                                                    273,753.84

TOTAL COLLECTION AMOUNT
     Aggregate of All Mortgage Collections                                                                9,483,740.89
     Total Mortgage Interest Collections                                                                  2,246,838.01
       Mortgage Principal Collections                                                                     7,236,902.88
       Pre-Funded Balance                                                                                         0.00

     Total Mortgage Principal Collections                                                                 7,236,902.88

 DISTRIBUTION AMOUNTS CLASS A-1
    Class A-1 Note Interest                                                                                 544,415.99
    Class A-1 Note Unpaid Interest Shortfall (current cycle)                                                      0.00
    Class A-1 Note Reserve Fund Amount                                                                            0.00

    Maximum Principal Payment                                                                             2,627,411.59
    Scheduled Principal Collection                                                                                0.00
    Accelerated Principal Distribution Amount                                                               372,938.11
    HELOC Overcollateralization Deficit                                                                           0.00
    Total Certificateholders Distribution Allocable to Principal                                          3,000,349.70

DISTRIBUTION AMOUNTS CLASS A-2
     Class A-2 Note Interest                                                                                417,093.09
     Class A-2 Note Unpaid Interest Shortfall (current cycle)                                                     0.00
     Class A-2 Note Reserve Fund Amount                                                                           0.00

     Maximum Principal Payment                                                                            1,736,288.96
     Scheduled Principal Collection                                                                               0.00
     Accelerated Principal Distribution Amount                                                              273,892.18
     HELOC Overcollateralization Deficit                                                                          0.00
     Total Certificateholders Distribution Allocable to Principal                                         2,010,181.14

DISTRIBUTION AMOUNTS CLASS A-3
     Class A-3 Note Interest                                                                                240,344.15
     Class A-3 Note Unpaid Interest Shortfall (current cycle)                                                     0.00
     Class A-3 Note Reserve Fund Amount                                                                           0.00

     Maximum Principal Payment                                                                              273,753.84
     Scheduled Principal Collection Payment                                                                       0.00
     Accelerated Principal Distribution Amount                                                              238,764.47
     HLTV Lien Overcollateralization Deficit                                                                      0.00
     Total Certificateholders Distribution Allocable to Principal                                           512,518.31

TOTAL DISTRIBUTION AMOUNT
     Class A Note Interest                                                                                1,201,853.23
     Class A Note Unpaid Interest Shortfall (current cycle)                                                       0.00
     Class A Note Reserve Fund Amount                                                                             0.00

     Maximum Principal Payment                                                                            4,637,454.39
     Scheduled Principal Collection Payment                                                                       0.00
     Accelerated Principal Distribution Amount                                                              885,594.76
     Overcollateralization Deficit                                                                                0.00
     Total Certificateholders Distribution Allocable to Principal                                         5,523,049.15

LOSSES/RETRANSFERS
    Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                    0.00
    Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                    0.00
    Unpaid Class A-3 Note Interest Shortfall Due (From Previous Distributions)                                    0.00
    Interest Earned on Shortfall @ applicable Certificate Rate                                                    0.00
    Investor Loss Reduction Amount (From Previous Distributions)                                                  0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
CLASS A-1
       TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                         4.0609706
       Interest Distribution Amount                                                           4.0609706
       Unpaid Note Interest Shortfall Included in Current Distribution                        0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)        0.0000000

       TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                       22.3805547
       Maximum Principal Payment                                                             19.5986917
       Scheduled Principal Collections Payment                                                0.0000000
       Accelerated Principal Distribution Amount                                              2.7818630

CLASS A-2
       TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                         5.3068552
       Interest Distribution Amount                                                           5.3068552
       Unpaid Note Interest Shortfall Included in Current Distribution                        0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)        0.0000000

       TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                       25.5764009
       Maximum Principal Payment                                                             22.0915526
       Scheduled Principal Collections Payment                                                0.0000000
       Accelerated Principal Distribution Amount                                              3.4848482

CLASS A-3
       TOTAL CLASS A-3 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                         5.4614158
       Interest Distribution Amount                                                           5.4614158
       Unpaid Note Interest Shortfall Included in Current Distribution                        0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)        0.0000000

       TOTAL CLASS A-3 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                       11.6461151
       Maximum Principal Payment                                                              6.2205948
       Scheduled Principal Collections Payment                                                0.0000000
       Accelerated Principal Distribution Amount                                              5.4255203

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution            0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                 0.0000000

       TOTAL INTEREST AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                        14.8292415
       TOTAL PRINCIPAL AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                       59.6030707

       Credit Enhancement Draw Amount                                                                 0

DELINQUENCIES/FORECLOSURES
CLASS A-1
       Number of Mortgages 31 to 60 Days Delinquent                                                  18
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                    631,488.51
       Number of Mortgages 61 to 90 Days Delinquent                                                   3
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                    125,902.90
       Number of Mortgages 91 to 180 or more Days Delinquent                                          1
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent             3,418.49
       Number of Mortgages 181 or more Days Delinquent                                                0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                       0.00
       Number of Mortgage Loans in Foreclosure                                                        2
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                         100,000.00

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                   0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                       0.00

CLASS A-2
       Number of Mortgages 31 to 60 Days Delinquent                                                  23
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                    952,812.01
       Number of Mortgages 61 to 90 Days Delinquent                                                   3
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                     85,033.75
       Number of Mortgages 91 to 180 or more Days Delinquent                                          2
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent           136,947.09
       Number of Mortgages 181 or more Days Delinquent                                                0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                       0.00
       Number of Mortgage Loans in Foreclosure                                                        3
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                         115,700.05

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                   0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                       0.00

CLASS A-3
       Number of Mortgages 31 to 60 Days Delinquent                                                  27
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                    943,833.60
       Number of Mortgages 61 to 90 Days Delinquent                                                   7
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                    224,553.19
       Number of Mortgages 91 to 180 or more Days Delinquent                                          0
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                 0.00
       Number of Mortgages 181 or more Days Delinquent                                                0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                       0.00
       Number of Mortgage Loans in Foreclosure                                                        7
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                         253,592.13

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                   0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                       0.00

TOTAL DELINQUENCIES/FORECLOSURES

       Number of Mortgages 31 to 60 Days Delinquent                                                  68
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                  2,528,134.12
       Number of Mortgages 61 to 90 Days Delinquent                                                  13
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                    435,489.84
       Number of Mortgages 91 to 180 or more Days Delinquent                                          3
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent           140,365.58
       Number of Mortgages 181 or more Days Delinquent                                                0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                       0.00
       Number of Mortgage Loans in Foreclosure                                                       12
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                         469,292.18

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                   0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                       0.00
==========================================================================================================

       Class A-1 Note Rate For Next Distribution   LIBOR                     4.93875%          5.58875%

 PRE-FUNDED ACCOUNT ACTIVITY
       Beginning Balance Pre Funding Account                                                       0.00
       Remaining Amount for Distribution to Classes                                                0.00
       Withdrawal for Subsequent Loan Purchase:                                                    0.00
       Ending Balance Pre Funding Account                                                          0.00
       Pre-Funding Period:  From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY
       Class A-1 Reserve Fund Beginning Balance                                                    0.00
       Class A-1 Reserve Fund Deposit/Withdrawal                                                   0.00
       Class A-1 Reserve Fund Ending Balance                                                       0.00

       Class A-2 Reserve Fund Beginning Balance                                                    0.00
       Class A-2 Reserve Fund Deposit/Withdrawal                                                   0.00
       Class A-2 Reserve Fund Ending Balance                                                       0.00

       Class A-3 Reserve Fund Beginning Balance                                                    0.00
       Class A-3 Reserve Fund Deposit/Withdrawal                                                   0.00
       Class A-3 Reserve Fund Ending Balance                                                       0.00


===============================================================================================================================
HEADLANDS                                             SERVICING CERTIFICATE
MORTGAGE
================================================================================================================================
REVOLVING HOME EQUITY LOAN   LIBOR:                                4.93563%    Current Collection Period:    2-1-99 thru 2-28-99
ASSET-BACKED NOTES           Margin:                               0.65000%    P&S Agreement Date:                       12/1/98
Series 1998-2                Class A-1 Note Rate:                  5.58563%    Original Closing Date:                   12/29/98
                             Class A-2 Note Rate:                  6.51000%    Distribution Date:                        3/15/99
                             Class A-3 Note Rate:                  6.67000%    Record Date:                             03/14/99
                             Interest Period 2/16/99 thru 3/14/99:       27    Pool Factor:                          95.2832197%
                             Servicing Fee Rate:                   0.50000%    Initial Class A-1 O/C Amt:           2,041,531.37
                             Class A-1 Premium Fee Rate:           0.19000%    Initial Class A-2 O/C AMT:           2,430,777.93
                             Class A-2 Premium Fee Rate:           0.22000%    Initial Class A-3 O/C AMT:           3,312,404.71
                             Class A-3 Premium Fee Rate:           0.40000%    Class A-1 O/C Amt as of Pmt          2,723,815.29
                                                                               Date:
                             Trustee Fee:                          0.00750%    Class A-2 O/C Amt as of Pmt          2,844,521.82
                                                                               Date:
                             Class A-1 Weighted Avg Loan Rate:    10.61952%    Class A-3 O/C Amt as of Pmt          3,817,499.69
                                                                               Date:
                             Class A-2 Weighted Avg Loan Rate:    11.12409%    Class A-1 WAM:
                             Class A-3 Weighted Avg Loan Rate:    13.44750%    Class A-2 WAM:
                             Total Manaagement Fee                 1,000.00    Class A-3 WAM:
                             ===================================================================================================

 BALANCES

             Beginning HELOC Pool Balance                                                                         132,307,208.99
             Beginning Second Lien Pool Balance                                                                    79,454,149.31
             Beginning HLTV Pool Balance                                                                           46,819,061.37

             Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                                 129,956,331.81
             Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                                  76,883,519.67
             Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                                  43,240,326.15
             Overcollateralization Amount                                                                           1,601,123.28
             Overcollateralization Loan Amount                                                                              0.00

             Ending HELOC Pool Balance                                                                            129,679,797.40
             Ending Second Lien Pool Balance                                                                       77,717,860.35
             Ending HLTV Pool Balance                                                                              46,545,307.53

             Ending Class A-1 Note Balance -- CUSIP  422093AG9                                                    126,955,982.11
             Ending Class A-2 Note Balance -- CUSIP  422093AH7                                                     74,873,338.53
             Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                     42,727,807.84

             Additional Balances Class A-1                                                                          2,599,448.49

             Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                              0
             Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                           0.00
             Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                               0
             Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                            0.00
             Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                      0
             Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                    0.00
             Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                 0
             Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                              0.00
             Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                       0
             Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                     0.00
             Cumulative Number of ALL Subsequent Mortgage Loans                                                             1830
             Cumulative Subsequent Mortgage Loan Asset Balance                                                     64,876,717.43


             Beginning Loan Count                                                                                         7,024
             Ending Loan Count                                                                                            6,930

COLLECTION AMOUNTS Class A-1
               1   Aggregate of All Mortgage Collections (Gross)                                                   6,221,253.15
               2   Total Mortgage Interest Collections (Gross)                                                       994,393.07
                   Servicing Fees (current collection period)                                                         55,128.00
                   Deferred Interest Transfer  (DI)                                                                        0.00
 3a                   Mortgage Principal Collections                                                               5,226,860.08
 3b                   Pre-Funded Balance                                                                                   0.00
 3c                   Net Liquidation Proceeds                                                                             0.00
               3   Total Mortgage Principal Collections                                                            5,226,860.08
                   Aggregate of Transfer Deposits                                                                          0.00
                   Investor Loss Amount                                                                                    0.00
                   Aggregate Investor Loss Reduction Amount                                                                0.00

COLLECTION AMOUNTS Class A-2
               1   Aggregate of All Mortgage Collections (Gross)                                                   2,475,262.19
               2   Total Mortgage Interest Collections (Gross)                                                       738,973.23
                   Servicing Fees (current collection period)                                                         33,105.90
                   Deferred Interest Transfer  (DI)                                                                        0.00
 3a                   Mortgage Principal Collections                                                               1,736,288.96
 3b                   Pre-Funded Balance                                                                                   0.00
 3c                   Net Liquidation Proceeds                                                                             0.00
               3   Total Mortgage Principal Collections                                                            1,736,288.96
                   Aggregate of Transfer Deposits                                                                          0.00
                   Investor Loss Amount                                                                                    0.00
                   Aggregate Investor Loss Reduction Amount                                                                0.00

COLLECTION AMOUNTS CLASS A-3
               1   Aggregate of All Mortgage Collections (Gross)                                                     787,225.55
               2   Total Mortgage Interest Collections (Gross)                                                       513,471.71
                   Servicing Fees (current collection period)                                                         19,507.94
                   Deferred Interest Transfer  (DI)                                                                        0.00
 3a                   Mortgage Principal Collections                                                                 273,753.84
 3b                   Pre-Funded Balance                                                                                   0.00
 3c                   Net Liquidation Proceeds                                                                             0.00
               3   Total Mortgage Principal Collections                                                              273,753.84
                   Aggregate of Transfer Deposits                                                                          0.00
                   Investor Loss Amount                                                                                    0.00
                   Aggregate Investor Loss Reduction Amount                                                                0.00

TOTAL COLLECTION AMOUNT
               1   Aggregate of All Mortgage Collections (Gross)                                                  9,483,740.89
               2   Total Mortgage Interest Collections (Gross)                                                    2,246,838.01
                   Servicing Fees (current collection period)                                                       107,741.84
                   Deferred Interest Transfer  (DI)                                                                       0.00
   3a                 Mortgage Principal Collections                                                              7,236,902.88
   3b                 Insurance Proceeds                                                                                  0.00
   3c                 Net Liquidation Proceeds                                                                            0.00
               3   Total Mortgage Principal Collections                                                           7,236,902.88
                   Aggregate of Transfer Deposits                                                                         0.00
                   Investor Loss Amount                                                                                   0.00
                   Aggregate Investor Loss Reduction Amount                                                               0.00

                   Class A-1 Net Interest Collection                                                                939,265.07
                   Class A-2 Net Interest Collection                                                                705,867.33
                   Class A-3 Net Interest Collection                                                                493,963.77

 DISTRIBUTION AMOUNTS CLASS A-1
                   Class A-1 Note Interest 8.6 (d)(iv)                                                              544,415.99
                   Class A-1 Note Unpaid Interest Shortfall (current cycle)                                               0.00
                   Class A-1 Note Reserve Fund Amount                                                                     0.00
                   Investor Loss Amount                                                                                   0.00
                   Previous Investor Loss Amount                                                                          0.00
                   Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                       20,576.42
                   Credit Enhancer Reimbursement                                                                          0.00
                   Accelerated Principal Distribution Amount                                                        372,938.11
                   Spread Account Deposit                                                                                 0.00
                   Indenture Trustee Fee 8.6 (d)(i)                                                                     812.23
                   Management Fee 8.6 (d)(iii)                                                                          522.32
                   Payment to Servicer                                                                                    0.00
                   Deferred Interest                                                                                      0.00
                   Remaining Amount to Transferor                                                                         0.00
                   TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                      939,265.07

                   Maximum Principal Payment                                                                      2,627,411.59
                   Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C          0.00
                   Redctin Amt) 8.6(d)(v)
                   Accelerated Principal Distribution Amount                                                        372,938.11
                   HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                        0.00
                   TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                   3,000,349.70

DISTRIBUTION AMOUNTS CLASS A-2
                   Class A-2 Note Interest 8.6 (d)(iv)                                                              417,093.09
                   Class A-2 Note Unpaid Interest Shortfall (current cycle)                                               0.00
                   Class A-2 Note Reserve Fund Amount                                                                     0.00
                   Investor Loss Amount                                                                                   0.00
                   Previous Investor Loss Amount                                                                          0.00
                   Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                       14,095.31
                   Credit Enhancer Reimbursement                                                                          0.00
                   Accelerated Principal Distribution Amount                                                        273,892.18
                   Spread Account Deposit                                                                                 0.00
                   Indenture Trustee Fee 8.6 (d)(i)                                                                     480.52
                   Management Fee 8.6 (d)(iii)                                                                          306.22
                   Payment to Servicer                                                                                    0.00
                   Deferred Interest                                                                                      0.00
                   Remaining Amount to Transferor                                                                         0.00
                   TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                      705,867.33

                   Maximum Principal Payment                                                                      1,736,288.96
                   Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C         0.00
                   Redctin Amt) 8.6(d)(v)
                   Accelerated Principal Distribution Amount                                                        273,892.18
                   SECOND LIEN OVERCOLLATERALIZATION DEFICIT 8.6 (D)(VI)                                                  0.00
                   TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                   2,010,181.14

DISTRIBUTION AMOUNTS Class A-3
                   Class A-3  Note Interest 8.6 (d)(iv)                                                             240,344.15
                   Class A-3  Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                      0.00
                   Class A-3  Note Reserve Fund Amount                                                                    0.00
                   Investor Loss Amount 5.01(iii)                                                                         0.00
                   Previous Investor Loss Amount 5.01(iv)                                                                 0.00
                   Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                       14,413.44
                   Credit Enhancer Reimbursement 5.01(vi)                                                                 0.00
                   Accelerated Principal Distribution Amount 5.01(vii)                                              238,764.47
                   Spread Account Deposit 5.01(viii)                                                                      0.00
                   Indenture Trustee Fee 8.6 (d)(i)                                                                     270.25
                   Management Fee 8.6 (d)(iii)                                                                          171.46
                   Payment to Servicer per Section 7.03 5.01 (x)                                                          0.00
                   Deferred Interest 5.01 (xi)                                                                            0.00
                   Remaining Amount to Transferor 5.01 (xii)                                                              0.00
                   Total Certificateholders Distribution Allocable to Interest                                      493,963.77

                   Maximum Principal Payment                                                                        273,753.84
                   Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HLTV Pool O/C           0.00
                   Redctin Amt) 8.6(d)(v)
                   Accelerated Principal Distribution Amount                                                        238,764.47
                   HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)                                                    0.00
                   Total Certificateholders Distribution Allocable to Principal                                     512,518.31

TOTAL DISTRIBUTION AMOUNT
                   Class A Note  Interest 8.6 (d)(iv)                                                             1,201,853.23
                   Class A Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                        0.00
                   Class A Note  Reserve Fund Amount                                                                      0.00
                   Investor Loss Amount 5.01(iii)                                                                         0.00
                   Previous Investor Loss Amount 5.01(iv)                                                                 0.00
                   Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                       49,085.17
                   Credit Enhancer Reimbursement 5.01(vi)                                                                 0.00
                   Accelerated Principal Distribution Amount 5.01(vii)                                              885,594.76
                   Spread Account Deposit 5.01(viii)                                                                      0.00
                   Indenture Trustee Fee 8.6 (d)(i)                                                                   1,563.00
                   Management Fee 8.6 (d)(iii)                                                                        1,000.00
                   Payment to Servicer per Section 7.03 5.01 (x)                                                          0.00
                   Deferred Interest 5.01 (xi)                                                                            0.00
                   Remaining Amount to Transferor 5.01 (xii)                                                              0.00
                   Total Certificateholders Distribution Allocable to Interest                                    2,139,096.16

                   Maximum Principal Payment                                                                      4,637,454.39
                   Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the                         0.00
                   Pool O/C Redctin Amt) 8.6(d)(v)
                   Accelerated Principal Distribution Amount                                                        885,594.76
                   Overcollateralization Deficit 8.6 (d)(vi)                                                              0.00
                   Total Certificateholders Distribution Allocable to Principal                                   5,523,049.15

 LOSSES/RETRANSFERS
                   Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                          0.00
                   Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                          0.00
                   Unpaid Class A-3 Note    Interest Shortfall Due (From Previous Distributions)                          0.00
                   Interest Earned on Shortfall @ applicable Certificate Rate                                                0
                   Investor Loss Reduction Amount (From Previous Distributions)                                              0

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
                   Total Class A-1 Note Distribution Amount Allocable to Interest                              4.0609706
                   Interest Distribution Amount                                                                4.0609706
                   Unpaid Note Interest Shortfall Included in Current Distribution                             0.0000000
                   Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000

                   Total Class A-1 Note Distribution Amount Allocable to Principal                            22.3805547
                   Maximum Principal Payment                                                                  19.5986917
                   Scheduled Principal Collections Payment                                                     0.0000000
                   Accelerated Principal Distribution Amount                                                   2.7818630

Class A-2
                   Total Class A-2 Note Distribution Amount Allocable to Interest                              5.3068552
                   Interest Distribution Amount                                                                5.3068552
                   Unpaid Note Interest Shortfall Included in Current Distribution                             0.0000000
                   Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000

                   Total Class A-2 Note Distribution Amount Allocable to Principal                            25.5764009
                   Maximum Principal Payment                                                                  22.0915526
                   Scheduled Principal Collections Payment                                                     0.0000000
                   Accelerated Principal Distribution Amount                                                   3.4848482

Class A-3
                   Total Class A-3 Note Distribution Amount Allocable to Interest                              5.4614158
                   Interest Distribution Amount                                                                5.4614158
                   Unpaid Note Interest Shortfall Included in Current Distribution                             0.0000000
                   Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000

                   Total Class A-3 Note Distribution Amount Allocable to Principal                            11.6461151
                   Maximum Principal Payment                                                                   6.2205948
                   Scheduled Principal Collections Payment                                                     0.0000000
                   Accelerated Principal Distribution Amount                                                   5.4255203

                   Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0
                   Investor Loss Reduction Amounts after Current Distribution (carryover)                      0.0000000

                   Total Interest Amount Distributed to Class A Certificateholder                            14.82924155
                   Total Principal Amount Distributed to Class A Certificateholder                           59.60307074

                   Credit Enhancement Draw Amount                                                                      0

DELINQUENCIES/FORECLOSURES
Class A-1
                   Number of Mortgages 31 to 60 Days Delinquent                                                       18
                   Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         631,488.51
                   Number of Mortgages 61 to 90 Days Delinquent                                                        3
                   Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                         125,902.90
                   Number of Mortgages 91 to 180 or more Days Delinquent                                               1
                   Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  3,418.49
                   Number of Mortgages 181 or more Days Delinquent                                                     0
                   Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            0.00
                   Number of Mortgage Loans in Foreclosure                                                             2
                   Aggregate Principal Balances of Mortgage Loans in Foreclosure                              100,000.00

                   Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                        0.00
                   Aggregate Trust Balances of any Liquidated Loans in the Current Month                            0.00

Class A-2
                   Number of Mortgages 31 to 60 Days Delinquent                                                       23
                   Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         952,812.01
                   Number of Mortgages 61 to 90 Days Delinquent                                                        3
                   Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                          85,033.75
                   Number of Mortgages 91 to 180 or more Days Delinquent                                               2
                   Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                136,947.09
                   Number of Mortgages 181 or more Days Delinquent                                                     0
                   Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            0.00
                   Number of Mortgage Loans in Foreclosure                                                             3
                   Aggregate Principal Balances of Mortgage Loans in Foreclosure                              115,700.05

                   Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                        0.00
                   Aggregate Trust Balances of any Liquidated Loans in the Current Month                            0.00

Class A-3
                   Number of Mortgages 31 to 60 Days Delinquent                                                       27
                   Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         943,833.60
                   Number of Mortgages 61 to 90 Days Delinquent                                                        7
                   Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                         224,553.19
                   Number of Mortgages 91 to 180 or more Days Delinquent                                               0
                   Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                      0.00
                   Number of Mortgages 181 or more Days Delinquent                                                     0
                   Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            0.00
                   Number of Mortgage Loans in Foreclosure                                                             7
                   Aggregate Principal Balances of Mortgage Loans in Foreclosure                              253,592.13

                   Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                        0.00
                   Aggregate Trust Balances of any Liquidated Loans in the Current Month                            0.00

TOTAL DELINQUENCIES/FORECLOSURES

                   Number of Mortgages 31 to 60 Days Delinquent                                                      68
                   Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                      2,528,134.12
                   Number of Mortgages 61 to 90 Days Delinquent                                                      13
                   Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        435,489.84
                   Number of Mortgages 91 to 180 or more Days Delinquent                                              3
                   Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent               140,365.58
                   Number of Mortgages 181 or more Days Delinquent                                                    0
                   Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                           0.00
                   Number of Mortgage Loans in Foreclosure                                                           12
                   Aggregate Principal Balances of Mortgage Loans in Foreclosure                          $  469,292.18

                   Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
                   Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

 PRE-FUNDED ACCOUNT ACTIVITY

                   Beginning Balance Pre-Funded Account                                                            0.00
                   Remaining Amount for Distribution to Classes                                                    0.00
                   Withdrawal for Subsequent Loan Purchase:                                                        0.00
                   Ending Balance Pre-Funded Account                                                               0.00
                   Pre-Funding Period: From Closing Date thru the 2/15/99                                          0.00

RESERVE FUND ACTIVITY

                    Class A-1 Reserve Fund Beginning Balance                                                       0.00
                    Class A-1 Reserve Fund Deposit/Withdrawal                                                      0.00
                    Class A-1 Reserve Fund Ending Balance                                                          0.00

                    Class A-2 Reserve Fund Beginning Balance                                                       0.00
                    Class A-2 Reserve Fund Deposit/Withdrawal                                                      0.00
                    Class A-2 Reserve Fund Ending Balance                                                          0.00

                    Class A-3 Reserve Fund Beginning Balance                                                       0.00
                    Class A-3 Reserve Fund Deposit/Withdrawal                                                      0.00
                    Class A-3 Reserve Fund Ending Balance                                                          0.00

                    OFFICER'S CERTIFICATE
                    All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

                    The Attached Servicing Certificate is true and correct in all material respects.
                    --------------------------------------------------------

                    A Servicing Officer    Debora M. Toso